Shareholders' Equity	12 Months Ended
Dec. 31, 2012
Shareholders' Equity

13. Shareholders’ Equity

The number of shares outstanding as of December 31, 2012 was 95,493,456.

DIVIDENDS	2012	2011	2010
Cash dividend paid per share	$1.89	$1.73	$0.65
Cash dividend declared per share	$1.94	$1.78	$1.05

OTHER COMPREHENSIVE (LOSS) INCOME / ENDING BALANCE1)	2012	2011	2010
Cumulative translation adjustments	$67.2	$38.4	$81.0
Net gain/(loss) of cash flow hedge derivatives	—	—	0.0
Net pension liability	(107.7)	(80.7)	(44.6)

Total (ending balance)	$(40.5)	$(42.3)	$36.4

Deferred taxes on cash flow hedge derivatives	$—	$—	$0.0
Deferred taxes on the pension liability	$59.7	$45.5	$25.0

1)	The components of Other Comprehensive (Loss) Income are net of any related income tax effects.

Equity and Equity Units Offering

On March 30, 2009, the Company sold, in an underwritten registered public offering, approximately 14.7 million common shares from treasury stock and 6.6 million equity units (the Equity Units), listed on the NYSE as Corporate Units, for an aggregate stated amount and public offering price of $235 million and $165 million, respectively. “Equity Units” is a term that describes a security that is either a Corporate Unit or a Treasury Unit, depending upon what type of note is used by the holder to secure the forward purchase contract (either a Note or a Treasury Security, as described below). The Equity Units initially consisted of a Corporate Unit which is (i) a forward purchase contract obligating the holder to purchase from the Company for a price in cash of $25, on the purchase contract settlement date of April 30, 2012, subject to early settlement in accordance with the terms of the Purchase Contract and Pledge Agreement, a certain number (at the Settlement Rate outlined in the Purchase Contract and Pledge Agreement) of shares of Common Stock; and (ii) a 1/40, or 2.5%, undivided beneficial ownership interest in a $1,000 principal amount of the Company’s 8% senior notes due 2014 (the “Senior Notes”).

The Settlement Rate was based on the applicable market value of the Company’s common stock on the purchase contract settlement date. Because the applicable market value of the Company’s common stock was higher than $19.20, the final settlement rate on April 30, 2012 was 1.3607 shares of common stock per Equity Unit, giving effect to the dividends paid in 2010, 2011 and first quarter of 2012. On April 30, 2012, the Company issued approximately 5.8 million shares of common stock to settle the outstanding purchase contracts.The Company allocated proceeds received upon issuance of the Equity Units based on relative fair values at the time of issuance. The fair value of the purchase contract at issuance was $3.75 and the fair value of the note was $21.25. The discount on the notes is amortized using the effective interest rate method. Accordingly, the difference between the stated rate (i.e. cash payments of interest) and the effective interest rate is credited to the value of the notes. Thus, at the end of the three years, the notes were stated on the balance sheet at their face amount. The Company allocated 1% of the 6% of underwriting commissions paid to the debt as deferred charges based on commissions paid for similar debt issuances, but including factors for market conditions at the time of the offering and the Company’s credit rating. The deferred charges were being amortized over the life of the note (until the remarketing settlement date on March 15, 2012) using the effective interest rate method. The remaining underwriting commissions of 5% were allocated to the equity forward and recorded as a reduction to paid-in capital. The fees associated with the remarketing (described below) were allocated the same way and the deferred charges will be similarly amortized over the life of the notes until April 30, 2014.

In the second quarter of 2010, pursuant to separately negotiated exchange agreements with holders representing an aggregate of approximately 2.3 million Equity Units, the Company issued an aggregate of approximately 3.1 million shares of Autoliv’s common stock from its treasury and paid an aggregate of approximately $7.4 million in cash to these holders in exchange for their Equity Units. Following these accelerated exchanges, 4,250,920 Equity Units remained outstanding prior to settlement on April 30,2012.

The Company successfully completed the remarketing of the Senior Notes in March 2012, pursuant to which the interest rate on the Senior Notes was reset and certain other terms of the Senior Notes were modified. On March 15, 2012, the coupon was reset to 3.854% with a yield of 2.875% per annum which will be applicable until final maturity on April 30, 2014. Autoliv did not receive any proceeds from the remarketing until the settlement of the forward stock purchase contracts on April 30, 2012. On April 30, 2012, Autoliv settled the purchase contracts by issuing approximately 5.8 million shares of common stock in exchange for $106,273,000 in proceeds generated by the maturity of the U.S. Treasury securities purchased following the remarketing. The settlement of the purchase contracts concluded Autoliv’s equity obligations under the Equity Units.

Share Repurchase Program

In total, Autoliv has repurchased 34.3 million shares between May 2000 and September 2008 for cash of $1,473.2 million, including commissions. Of the total amount of repurchased shares, 14.7 million shares were utilized for the equity offering in 2009, 3.1 million and 5.8 million shares were utilized for the repurchase of equity units in second quarter of 2010 and second quarter of 2012, respectively. In addition 3.5 million shares have been utilized by the Stock Incentive Plan whereof 0.4 million, 0.3 million and 0.8 million were utilized during 2012, 2011 and 2010, respectively. At December 31, 2012, 7.3 million of the repurchased shares remain in treasury stock.

In 2007, the Board of Directors approved an expansion of the Company’s existing Stock Repurchase Program. Under this mandate, another 3,188,045 Autoliv shares may still be repurchased.